Exhibit 99.1

News Release

M.D.C. HOLDINGS ANNOUNCES 2019 THIRD QUARTER RESULTS

Strong execution of strategy to offer more affordable homes drives a 58% increase in third quarter net orders and a 16% increase in ending backlog value, setting the stage for significant year-over-year revenue and income growth in coming quarters.

DENVER, COLORADO, Wednesday, October 30, 2019. M.D.C Holdings, Inc. (NYSE: MDC), one of the nation’s leading homebuilders, announced results for the quarter ended September 30, 2019.

Larry A. Mizel, MDC's Chairman and Chief Executive Officer, stated, "MDC delivered another strong performance in the third quarter of 2019, generating net income of $51 million, or $0.79 per diluted share. Net new orders increased 58% year-over-year on a sales pace of 3.6 homes per community per month. The sizable demand we experienced during the quarter led us to raise prices at a majority of our communities. We believe that these price increases reflected marketplace conditions, as the sales pace in September remained at a healthy 3.3 homes per community for the month."

Mr. Mizel continued, "We continue to focus our efforts on the more affordable segments of the market, as demand for lower priced homes remains strong across our geographic footprint. We believe this trend will continue for some time given the widespread lack of affordable housing and the demographic shifts occurring in this country.”

Mr. Mizel concluded, "We have experienced remarkable order growth this year and have done so without the use of heavy discounting or changing our approach to speculative inventory. Our company’s long-term strategy focuses on limiting risk by adhering to a built-to-order model with the objective of maximizing the value of each lot. We believe this strategy, coupled with our industry leading dividend payout, leads to superior risk-adjusted returns for our shareholders over time.”

2019 Third Quarter Highlights and Comparisons to 2018 Third Quarter

●	Home sale revenues of $750.3 million, down 2% from $766.0 million
o	Unit deliveries up 8% to 1,713
o	Average selling price of deliveries down 9% to $438,000
●	Net income of $50.6 million, or $0.79 per diluted share, down 5% from $53.4 million or $0.86 per diluted share*
o	Effective tax rate of 19.5% vs. 20.8%
●	Gross margin from home sales of 18.8% versus 17.7%
o	No inventory impairments vs. $11.1 million
●	Selling, general and administrative expenses as a percentage of home sale revenues ("SG&A rate") of 12.4% vs. 10.9%
o	$9.8 million of stock based compensation expense versus $2.4 million
●	Dollar value of net new orders up 50% to $871.7 million from $581.2 million
o	Unit net orders increased 58% to 2,036
o	Monthly sales absorption pace increased 34% to 3.6
o	Average selling price of net orders down 5% to $428,000

* Per share amount for the 2018 third quarter has been adjusted for the 8% stock dividend declared and paid in the 2019 first quarter.

2019 Outlook – Selected Information

●	Backlog dollar value at September 30, 2019 up 16% year-over-year to $2.10 billion
o	Estimated gross margin from homes in backlog at September 30, 2019 slightly higher than 2019 third quarter closing gross margin of 18.8%
o	Backlog conversion ratio (home deliveries divided by beginning backlog) for the fourth quarter of approximately 50%
o	Average selling price for fourth quarter unit deliveries estimated at approximately $450,000
●	Active subdivision count at September 30, 2019 of 190, up 20% year-over-year
●	Quarterly dividend of $0.30 ($1.20 annualized) declared in October 2019

About MDC

M.D.C. Holdings, Inc. was founded in 1972. MDC's homebuilding subsidiaries, which operate under the name Richmond American Homes, have built and financed the American Dream for more than 205,000 homebuyers since 1977. MDC's commitment to customer satisfaction, quality and value is reflected in each home its subsidiaries build. MDC is one of the largest homebuilders in the United States. Its subsidiaries have homebuilding operations across the country, including the metropolitan areas of Denver, Colorado Springs, Salt Lake City, Las Vegas, Phoenix, Tucson, Riverside-San Bernardino, Los Angeles, San Diego, Orange County, San Francisco Bay Area, Sacramento, Washington D.C., Baltimore, Orlando, Jacksonville, Seattle and Portland. The Company's subsidiaries also provide mortgage financing, insurance and title services, primarily for Richmond American homebuyers, through HomeAmerican Mortgage Corporation, American Home Insurance Agency, Inc. and American Home Title and Escrow Company, respectively. M.D.C. Holdings, Inc. is traded on the New York Stock Exchange under the symbol "MDC." For more information, visit www.mdcholdings.com.

Forward-Looking Statements

Certain statements in this release, including any statements regarding our business, financial condition, results of operation, cash flows, strategies and prospects, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of MDC to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, among other things, (1) general economic conditions, including changes in consumer confidence, inflation or deflation and employment levels; (2) changes in business conditions experienced by MDC, including cancellation rates, net home orders, home gross margins, land and home values and subdivision counts; (3) changes in interest rates, mortgage lending programs and the availability of credit; (4) changes in the market value of MDC’s investments in marketable securities; (5) uncertainty in the mortgage lending industry, including repurchase requirements associated with HomeAmerican Mortgage Corporation’s sale of mortgage loans (6) the relative stability of debt and equity markets; (7) competition; (8) the availability and cost of land and other raw materials used by MDC in its homebuilding operations; (9) the availability and cost of performance bonds and insurance covering risks associated with our business; (10) shortages and the cost of labor; (11) weather related slowdowns and natural disasters; (12) slow growth initiatives; (13) building moratoria; (14) governmental regulation, including the interpretation of tax, labor and environmental laws; (15) terrorist acts and other acts of war; (16) changes in energy prices; and (17) other factors over which MDC has little or no control. Additional information about the risks and uncertainties applicable to MDC's business is contained in MDC's Form 10-Q for the quarter ended September 30, 2019, which is scheduled to be filed with the Securities and Exchange Commission today. All forward-looking statements made in this press release are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed in this press release will increase with the passage of time. MDC undertakes no duty to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. However, any further disclosures made on related subjects in our subsequent filings, releases or webcasts should be consulted.

Contact:	Robert N. Martin Senior Vice President and Chief Financial Officer 1-866-424-3395 IR@mdch.com

M.D.C. HOLDINGS, INC.

Consolidated Statements of Operations and Comprehensive Income

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
	(Dollars in thousands, except per share amounts)
Homebuilding:
Home sale revenues	$750,274	$766,027	$2,130,396	$2,123,323
Home cost of sales	(609,316)	(619,248)	(1,724,040)	(1,722,283)
Inventory impairments	-	(11,098)	(610)	(11,848)
Total cost of sales	(609,316)	(630,346)	(1,724,650)	(1,734,131)
Gross profit	140,958	135,681	405,746	389,192
Selling, general and administrative expenses	(92,716)	(83,523)	(257,689)	(236,435)
Interest and other income	2,336	1,953	7,491	5,586
Other expense	(1,887)	(1,128)	(4,188)	(2,562)
Homebuilding pretax income	48,691	52,983	151,360	155,781

Financial Services:
Revenues	22,388	19,611	58,389	60,018
Expenses	(10,352)	(9,408)	(28,883)	(27,850)
Interest and other income	1,312	1,230	3,943	3,490
Net gain on marketable equity securities	767	3,004	7,934	3,129
Financial services pretax income	14,115	14,437	41,383	38,787

Income before income taxes	62,806	67,420	192,743	194,568
Provision for income taxes	(12,226)	(14,028)	(47,020)	(38,513)
Net income	$50,580	$53,392	$145,723	$156,055

Comprehensive income	$50,580	$53,392	$145,723	$156,055

Earnings per share:
Basic	$0.81	$0.87	$2.36	$2.56
Diluted	$0.79	$0.86	$2.29	$2.52

Weighted average common shares outstanding:
Basic	61,978,195	60,665,349	61,422,925	60,505,916
Diluted	63,968,215	61,804,792	63,360,535	61,592,092

Dividends declared per share	$0.30	$0.28	$0.90	$0.83

M.D.C. HOLDINGS, INC.

Consolidated Balance Sheets

(Unaudited)

	September 30,	December 31,
	2019	2018
	(Dollars in thousands, except
	per share amounts)
ASSETS

Homebuilding:
Cash and cash equivalents	$285,338	$414,724
Restricted cash	16,325	6,363
Trade and other receivables	58,528	52,982
Inventories:
Housing completed or under construction	1,204,641	952,436
Land and land under development	1,191,036	1,180,558
Total inventories	2,395,677	2,132,994
Property and equipment, net	63,673	58,167
Operating lease right-of-use asset	31,251	-
Deferred tax asset, net	27,712	37,178
Prepaid and other assets	46,395	45,794
Total homebuilding assets	2,924,899	2,748,202
Financial Services:
Cash and cash equivalents	46,790	49,052
Marketable securities	52,876	40,879
Mortgage loans held-for-sale, net	117,020	149,211
Other assets	16,994	13,733
Total financial services assets	233,680	252,875
Total Assets	$3,158,579	$3,001,077
LIABILITIES AND EQUITY
Homebuilding:
Accounts payable	$79,043	$50,505
Accrued liabilities	189,296	196,247
Operating lease liability	31,887	-
Revolving credit facility	15,000	15,000
Senior notes, net	989,050	987,967
Total homebuilding liabilities	1,304,276	1,249,719
Financial Services:
Accounts payable and accrued liabilities	62,031	58,543
Mortgage repurchase facility	90,471	116,815
Total financial services liabilities	152,502	175,358
Total Liabilities	1,456,778	1,425,077
Stockholders' Equity
Preferred stock, $0.01 par value; 25,000,000 shares authorized; none issued or outstanding	-	-
Common stock, $0.01 par value; 250,000,000 shares authorized; 62,597,390 and 56,615,352 issued and outstanding at September 30, 2019 and December 31, 2018, respectively	626	566
Additional paid-in-capital	1,341,858	1,168,442
Retained earnings	359,317	406,992
Total Stockholders' Equity	1,701,801	1,576,000
Total Liabilities and Stockholders' Equity	$3,158,579	$3,001,077

M.D.C. HOLDINGS, INC.

Consolidated Statement of Cash Flows

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
	(Dollars in thousands)
Operating Activities:
Net income	$50,580	$53,392	$145,723	$156,055
Adjustments to reconcile net income to net cash used in: operating activities:
Stock-based compensation expense	9,795	2,425	18,178	8,500
Depreciation and amortization	5,537	5,454	15,478	15,406
Inventory impairments	-	11,098	610	11,848
Net gain on marketable equity securities	(767)	(3,004)	(7,934)	(3,129)
Amortization of discount / premiums on marketable debt securities, net	-	-	-	(366)
Deferred income tax expense	1,729	535	9,488	4,092
Net changes in assets and liabilities:
Trade and other receivables	(4,646)	(4,732)	(4,682)	(7,049)
Mortgage loans held-for-sale	(7,683)	(7,651)	32,191	23,278
Housing completed or under construction	(133,221)	1,919	(251,749)	(131,657)
Land and land under development	(34,899)	(65,506)	(10,461)	(149,963)
Prepaid expenses and other assets	317	(7,220)	(3,889)	(12,328)
Accounts payable and accrued liabilities	24,475	10,232	23,929	26,067
Net cash used in operating activities	(88,783)	(3,058)	(33,118)	(59,246)

Investing Activities:
Purchases of marketable securities	(5,224)	(2,524)	(10,340)	(17,183)
Maturities of marketable securities	-	-	-	50,000
Sales of marketable securities	1,220	850	6,277	13,310
Purchases of property and equipment	(6,268)	(6,848)	(20,128)	(19,899)
Net cash provided by (used in) investing activities	(10,272)	(8,522)	(24,191)	26,228

Financing Activities:
Payments on mortgage repurchase facility, net	7,432	9,965	(26,344)	(21,556)
Dividend payments	(18,701)	(16,940)	(54,337)	(50,733)
Issuance of shares under stock-based compensation programs, net	(1,024)	4,024	16,304	9,859
Net cash used in financing activities	(12,293)	(2,951)	(64,377)	(62,430)

Net decrease in cash, cash equivalents and restricted cash	(111,348)	(14,531)	(121,686)	(95,448)
Cash, cash equivalents and restricted cash:
Beginning of period	459,801	433,323	470,139	514,240
End of period	$348,453	$418,792	$348,453	$418,792

Reconciliation of cash, cash equivalents and restricted cash:
Homebuilding:
Cash and cash equivalents	$285,338	$360,947	$285,338	$360,947
Restricted cash	16,325	7,866	16,325	7,866
Financial Services:
Cash and cash equivalents	46,790	49,979	46,790	49,979
Total cash, cash equivalents and restricted cash	$348,453	$418,792	$348,453	$418,792

New Home Deliveries

	Three Months Ended September 30,
	2019			2018			% Change
	Homes	Home Sale Revenues	Average Price	Homes	Home Sale Revenues	Average Price	Homes	Home Sale Revenues	Average Price
	(Dollars in thousands)
West	927	$410,414	$442.7	836	$409,001	$489.2	11%	0%	(10%)
Mountain	537	263,802	491.2	535	272,989	510.3	0%	(3%)	(4%)
East	249	76,058	305.5	213	84,037	394.5	17%	(9%)	(23%)
Total	1,713	$750,274	$438.0	1,584	$766,027	$483.6	8%	(2%)	(9%)

	Nine Months Ended September 30,
	2019			2018			% Change
	Homes	Home Sale Revenues	Average Price	Homes	Home Sale Revenues	Average Price	Homes	Home Sale Revenues	Average Price
	(Dollars in thousands)
West	2,464	$1,164,502	$472.6	2,286	$1,120,316	$490.1	8%	4%	(4%)
Mountain	1,480	760,470	513.8	1,473	750,162	509.3	0%	1%	1%
East	641	205,424	320.5	611	252,845	413.8	5%	(19%)	(23%)
Total	4,585	$2,130,396	$464.6	4,370	$2,123,323	$485.9	5%	0%	(4%)

Net New Orders

	Three Months Ended September 30,
	2019				2018				% Change
	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate
	(Dollars in thousands)
West	1,168	$516,000	$441.8	4.09	690	$316,556	$458.8	3.06	69%	63%	(4%)	34%
Mountain	565	271,800	481.1	2.86	418	206,945	495.1	2.22	35%	31%	(3%)	29%
East	303	83,896	276.9	3.58	182	57,649	316.8	2.64	66%	46%	(13%)	35%
Total	2,036	$871,696	$428.1	3.59	1,290	$581,150	$450.5	2.67	58%	50%	(5%)	34%

	Nine Months Ended September 30,
	2019				2018				% Change
	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate
	(Dollars in thousands)
West	3,379	$1,543,584	$456.8	4.14	2,743	$1,274,115	$464.5	4.14	23%	21%	(2%)	0%
Mountain	1,974	960,109	486.4	3.30	1,593	814,939	511.6	3.02	24%	18%	(5%)	9%
East	912	268,578	294.5	4.02	579	207,394	358.2	2.78	58%	30%	(18%)	45%
Total	6,265	$2,772,271	$442.5	3.82	4,915	$2,296,448	$467.2	3.51	27%	21%	(5%)	9%

*Calculated as total net new orders in period ÷ average active communities during period ÷ number of months in period

Active Subdivisions

				Average Active Subdivisions			Average Active Subdivisions
	Active Subdivisions			Three Months Ended			Nine Months Ended
	September 30,		%	September 30,		%	September 30,		%
	2019	2018	Change	2019	2018	Change	2019	2018	Change
West	93	73	27%	96	75	28%	92	73	26%
Mountain	67	64	5%	66	63	5%	66	59	12%
East	30	21	43%	29	23	26%	25	24	4%
Total	190	158	20%	191	161	19%	183	156	17%

Backlog

	September 30,
	2019			2018			% Change
	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price
	(Dollars in thousands)
West	2,438	$1,146,912	$470.4	1,908	$939,247	$492.3	28%	22%	(4%)
Mountain	1,537	768,317	499.9	1,373	717,988	522.9	12%	7%	(4%)
East	641	183,856	286.8	423	145,829	344.7	52%	26%	(17%)
Total	4,616	$2,099,085	$454.7	3,704	$1,803,064	$486.8	25%	16%	(7%)

Homes Completed or Under Construction (WIP lots)

	September 30,		%
	2019	2018	Change
Unsold:
Completed	82	129	(36%)
Under construction	255	311	(18%)
Total unsold started homes	337	440	(23%)
Sold homes under construction or completed	3,433	2,835	21%
Model homes under construction or completed	455	403	13%
Total homes completed or under construction	4,225	3,678	15%

Lots Owned and Optioned (including homes completed or under construction)

	September 30, 2019			September 30, 2018
	Lots Owned	Lots Optioned	Total	Lots Owned	Lots Optioned	Total	Total % Change
West	9,128	2,203	11,331	7,736	4,215	11,951	(5%)
Mountain	6,456	3,139	9,595	6,020	3,648	9,668	(1%)
East	2,014	2,003	4,017	1,895	1,497	3,392	18%
Total	17,598	7,345	24,943	15,651	9,360	25,011	(0%)

Selling, General and Administrative Expenses

	Three Months Ended September 30,			Nine Months Ended September 30,
	2019	2018	Change	2019	2018	Change
	(Dollars in thousands)
General and administrative expenses	$46,951	$40,237	$6,714	$128,849	$116,362	$12,487
General and administrative expenses as a percentage of home sale revenues	6.3%	5.3%	100 bps	6.0%	5.5%	50 bps

Marketing expenses	$20,457	$18,102	$2,355	$58,266	$50,888	$7,378
Marketing expenses as a percentage of home sale revenues	2.7%	2.4%	30 bps	2.7%	2.4%	30 bps

Commissions expenses	$25,308	$25,184	$124	$70,574	$69,185	$1,389
Commissions expenses as a percentage of home sale revenues	3.4%	3.3%	10 bps	3.3%	3.3%	0 bps

Total selling, general and administrative expenses	$92,716	$83,523	$9,193	$257,689	$236,435	$21,254
Total selling, general and administrative expenses as a percentage of home sale revenues	12.4%	10.9%	150 bps	12.1%	11.1%	100 bps

Capitalized Interest

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
	(Dollars in thousands)
Homebuilding interest incurred	$15,879	$15,641	$47,890	$46,905
Less: Interest capitalized	(15,879)	(15,641)	(47,890)	(46,905)
Homebuilding interest expensed	$-	$-	$-	$-

Interest capitalized, beginning of period	$58,193	$58,227	$54,845	$57,541
Plus: Interest capitalized during period	15,879	15,641	47,890	46,905
Less: Previously capitalized interest included in home and land cost of sales	(14,451)	(16,636)	(43,114)	(47,214)
Interest capitalized, end of period	$59,621	$57,232	$59,621	$57,232